THE AGENT'S WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NEITHER THIS AGENT'S WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                 AGENT'S WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                            INKSURE TECHNOLOGIES INC.

WARRANT NO. 2

      THIS CERTIFIES that, for value received, Commonwealth Associates, L.P., a New York limited partnership, or its permitted assigns registered on the books of the Company (collectively, the "Holder"), is entitled to purchase from InkSure Technologies Inc., a Delaware corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, Three Hundred Forty One Thousand Six Hundred Ninety Three (341,693) shares (the "Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at a purchase price of $1.61 per share (as may be adjusted, the "Warrant Share Price"). Securities issuable upon exercise of this Agent's Warrant and the price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Agent's Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Agent's Warrant in part or transfer of this Agent's Warrant in whole or in part.

1. Exercise; Payment for Ownership Interest. The Company shall have reserved sufficient Common Stock (given all other Common Stock share reservations) to allow for the exercise of this Agent's Warrant and the securities issuable in connection herewith.

      (a) Upon the terms and subject to the conditions set forth herein, this Agent's Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and prior to 5:30 p.m., New York time, on July 5, 2007, by presentation and surrender of this Agent's Warrant to the principal offices of the Company, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of

Warrant Shares as to which this Agent's Warrant is then being exercised. Moreover, any transfer of Agent's Warrants obtained by the Holder in exercise of this Agent's Warrant is subject to the requirement that such securities be registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws or exempt from registration under such laws. The Holder of this Agent's Warrant shall be deemed to be a shareholder owning the Warrant Shares as to which this Agent's Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Agent's Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Warrant Shares as to which this Agent's Warrant is then being exercised, or by delivery to the Company of securities of the Company having a value equal to the cash purchase price for such number of Warrant Shares determined as of the date of delivery in accordance with a Cashless Exercise (as defined below).

      (b) All or any portion of the Warrant Share Price may be paid by surrendering Warrant Shares effected by presentation and surrender of this Agent's Warrant to the Company with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company, of the Holder's obligation to pay all or any portion of the aggregate Warrant Share Price in cash. In the event of a Cashless Exercise, the Holder shall exchange its Agent's Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which the Holder desires to exercise this Agent's Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Share Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, including the National Association of Securities Dealer's Over-The-Counter Bulletin Board, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("Nasdaq") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company in good faith.

      (c) If this Agent's Warrant shall be exercised in part only, the Company shall, upon surrender of this Agent's Warrant for cancellation, execute and deliver a new Agent's Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which this Agent's Warrant has not been exercised. If this Agent's Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Agent's Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Agent's Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the

Company shall in good faith decide), and (ii) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Agent's Warrant is exercised in part, pursuant to the provisions of this Agent's Warrant.

2. Adjustments. Securities issuable upon exercise of this Agent's Warrant and the Warrant Share Price shall be subject to adjustment from time to time as follows:

           2.1 Stock Dividends, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

           2.2 Rights and Distributions.

           (a) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date or less than the Exercise Price on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of
      (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding (as defined below) on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on such record date and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the (x) number of Common Stock Equivalents

      Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). For purposes of this Section 2, "Common Stock Equivalents Outstanding" shall mean the number of shares of Common Stock that is equal to the sum of (1) all shares of Common Stock of the Company that are outstanding at the time in question, plus (2) all shares of Common Stock of the Company issuable, directly or indirectly, upon conversion of all shares of preferred stock or other stock or other securities convertible into or exchangeable, directly or indirectly, for shares of Common Stock without the payment of additional consideration ("Convertible Securities") that are outstanding at the time in question, plus (3) the number of shares equal to (i) the number of shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question less (ii) the quotient obtained by dividing (A) the product of all shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question and the then current exercise price of such options and warrants by (B) the then current market price of a share of Common Stock. Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or Convertible Securities are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Convertible Securities) actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such rights or warrants.

           (b) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in
      Section 2.1 above) or subscription rights or warrants (excluding those referred to in Section 2.1(a) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the total number of Common Stock Equivalents Outstanding multiplied by the current market price per share of Common Stock, less (y) the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of Common Stock Equivalents Outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

           2.3 Sale of Securities.

           (a) In case the Company shall hereafter issue shares of its Common Stock (excluding shares (i) issued in any of the transactions described in Section 2.1, Section 2.2(a) or Section 2.3(b), (ii) issued to shareholders of any corporation which merges with or into the Company or any subsidiary of the Company, (iii) issued in a private placement where the Offering Price (as defined below) is at least 85% of the current market price or is approved by a majority of the members of the Company's Board of Directors appointed by the Holder and the Subscribers (as defined in the Subscription Agreement), ("Commonwealth Board Designees"), (iv) issued in a bona fide public offering pursuant to a firm commitment underwriting,
      (v) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Commonwealth Board Designees,
      (vi) issued in connection with any licensing arrangement, joint venture or strategic alliance where the Offering Price is at least 85% of the current market price or is approved by a majority of the Commonwealth Board Designees, (vii) issued in connection with any agreement with any security consultant, print manufacturer or other provider of counterfeiting and diversion protection pursuant to which such person shall market, sell or license the Company's products (but only to the extent that the aggregate number of shares issuable upon exercise of the securities excluded hereby and issued after the date hereof, does not exceed 2% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (viii) issued to banks and other similar financial institutions, equipment lessors, or in similar commercial situations if approved by a majority of the Commonwealth Board Designees, (ix) issued in connection with any securities issued to investors or placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities, or (x) issued upon exercise of currently outstanding options, warrants, and other convertible securities) for a consideration per share (the "Offering Price") less than either the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made, and to the extent that shares of

      Common Stock (or securities convertible into Common Stock), expire, are cancelled or are redeemed after their issuance, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of convertible securities been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually issued.

           (b) In case the Company shall hereafter issue any securities convertible into or exercisable or exchangeable for its Common Stock (excluding (i) securities issued or issuable in transactions described in Section 2.2(a), Section 2.2(b) and Sections 2.3(a)(i) through (x), (ii) options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors, if such options would otherwise be included in this Section 2.3(b) (but only to the extent that the aggregate number of shares issuable upon exercise of the options excluded hereby and issued after the date hereof, shall not exceed 10% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance unless such excess issuances are approved by a majority of the Commonwealth Board Designees) and (iii) options, warrants, and other convertible securities outstanding as of the date hereof or upon issuance, or subsequent exercise or conversion of, or in connection with any securities issued to investors or the placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities) for a consideration per share of Common Stock (the "Exchange Price") initially payable and thereafter deliverable upon conversion, exercise or exchange of such securities (determined as provided in Section 2.3(e) below) less than the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration paid for such securities (plus the aggregate exercise price if such convertible securities are options or warrants) would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to such issuance and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion, exercise or exchange of such securities at the initial Exchange Price or
      (ii) in the event the Exchange Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made; and to the extent that shares of Common Stock are not delivered after the expiration of such securities the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of delivery of only the number of shares of Common Stock actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this
      Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such securities.

           (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Sections 2.1, 2.2, and 2.3(a) and (b) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect immediately prior to the adjustment and dividing the product so obtained by the as adjusted Exercise Price.

           (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder;

           (e) For purposes of any computation respecting consideration received pursuant to Sections 2.3(a) and (b) above, the following shall apply:

                (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Section 2.3(e)).

           (f) For the purpose of this Agent's Warrant, unless otherwise stated, the "current market price" per share of Common Stock at any date shall be deemed to be the average of the prices for thirty (30) consecutive business days immediately preceding such date determined as follows:

                (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market ("Nasdaq"), the current market value shall be the last reported sale price of the Common Stock on such exchange or market on such trading day or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market;

                (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded in the over-the-counter market, the current market value shall be the mean of the average of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for such trading day; or

                (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to such business day, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

           (g) All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 2, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

           (k) In the event that at any time, as a result of an adjustment made pursuant to Section 2.1 above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (j), inclusive above.

           (l) Subject to Section 12 hereunder, in case of any reclassification or capital reorganization, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of this Warrant shall have the right thereafter upon conversion of this Warrant in accordance with the provisions of this
      Section 2, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, consolidation, merger, sale or conveyance by a holder of the number of shares of

      Common Stock which might have been received upon conversion of this Warrant immediately prior to such reclassification, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, cash or properties as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

      2.5 Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Sections 2.1, 2.2 or 2.3 but for the manner in which such action is taken or structured, other than an action described in Sections 2.1, 2.2 or 2.3 which would in any way diminish the value of this Agent's Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

      2.6 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Agent's Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company.

      2.7 Other Notices. If at any time:

           (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property to the holders of shares of the Common Stock (including, without limitation, evidences of indebtedness and equity and debt securities); or (iii) issue securities convertible into, or rights or warrants to purchase, securities of the Company;

           (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

           (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company, (a) at least 15 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 15 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give the notice referred to herein shall not affect the validity or legality of the action which should have been the subject of the notice.

3. No Voting Rights. Except as otherwise provided herein, this Agent's Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

4. Agent's Warrant Transferable. This Agent's Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Agent's Warrant properly endorsed; provided, however, that without the prior written consent of the Company, this Agent's Warrant and all rights hereunder may be transferred only (i) to an affiliate of the initial Holder hereof or successor in interest to any such person in a transaction exempt from registration under the 1933 Act; or (ii) pursuant to the registration of this Agent's Warrant or the Warrant Shares under the 1933 Act or subsequent to one year from the date hereof under Rule 144 or other exemption from such registration.

5. Agent's Warrant Exchangeable; Loss, Theft, Destruction, Etc. This Agent's Warrant is exchangeable, upon surrender hereof by the Holder hereof at the principal offices of the Company, for new Agent's Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Agent's Warrant to represent the right to subscribe for and purchase such Warrant Shares (not to exceed the maximum aggregate Warrant Shares which may be purchased hereunder) as shall be designated by such Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Agent's Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Agent's Warrant, the Company will issue to the Holder hereof a new Agent's Warrant of like tenor, in lieu of this Agent's Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder.

6. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Agent's Warrant shall bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

7. Modifications and Waivers. The terms of the Agent's Warrant may be amended, modified or waived by written agreement of the Company and the Holder.

9. Miscellaneous. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Agent's Warrant and all substitute Agent's Warrants other than as set forth in this
Section 9. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of the Warrant Shares and the Agent's Warrants.

      The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Agent's Warrant.

10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Agent's Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Agent's Warrant.

      The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agent's Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Agent's Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2.6 hereof.

      The Company covenants that all Warrant Shares which may be issued upon exercise of this Agent's Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests other than arising through the Holder with respect to the issue thereof.

11. Registration Rights. The Company agrees to register the Warrant Shares for resale under the Securities Act on the terms and subject to the conditions set forth in Article IV of the Subscription Agreement between the Company and each of the investors in the Offering.

12. The Merger. The Offering is subject to the Company entering into the Merger Agreement to consummate the Merger. For purposes of this Warrant Agreement, references to "Common Stock" and "Warrants" shall be deemed, if applicable, to also refer to the common stock and warrants of Lil Marc received in exchange for the Common Stock and Warrants of the Company pursuant to the Merger, unless the context requires otherwise.

13. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Agent's Warrant are inserted for convenience only and do not constitute a part of this Agent's Warrant. This Agent's Warrant shall be construed and enforced in accordance with the laws of the State of New York, and the rights of the parties shall be governed by, the law of such State.

      IN WITNESS WHEREOF, the Company has caused this Agent's Warrant Certificate to be duly executed by two of its officers thereunto duly authorized as of the 5th day of July 2002.

                                    INKSURE TECHNOLOGIES INC.

                                    By:/s/ Yaron Meerfeld
                                       ----------------------------------------
                                       Name:  Yaron Meerfeld
                                       Title: CEO

                                    By:/s/ Elie Housman
                                       ----------------------------------------
                                       Name:  Elie Housman
                                       Title: Chairman

                                  PURCHASE FORM

                                                          Dated:__________, ____

     The undersigned hereby irrevocably elects to exercise the within Agent's Warrant to the extent of purchasing ___________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment of $_____ in payment of the exercise price thereof.


                                      -----------------------------------------

                                CASHLESS EXERCISE

                                                          Dated:__________, ____

     The undersigned irrevocably elects to exercise the within Agent's Warrant for __________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment pursuant to the Cashless Exercise provision of the within Agent's Warrant, and directs that the payment of the Warrant Share Price be made by cancellation as of the date of exercise of a portion of the within Agent's Warrant in accordance with the terms and provisions of Section 1(b) of the within Agent's Warrant.

                                      -----------------------------------------

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

      FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                         ______________________________
                         ______________________________
                         ______________________________
                     [please print or type name and address]

      _________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
_____________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
      ----------------------------
X
 ---------------------------------

Signature Guaranteed

----------------------------------

      THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (A BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.

THE AGENT'S WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NEITHER THIS AGENT'S WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                 AGENT'S WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                            INKSURE TECHNOLOGIES INC.

WARRANT NO. 46


         THIS CERTIFIES that, for value received, Commonwealth Associates, L.P., a New York limited partnership, or its permitted assigns registered on the books of the Company (collectively, the "Holder"), is entitled to purchase from InkSure Technologies Inc., a Delaware corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, One Hundred Seventy Eights Thousand One Hundred Eighty Four (178,184) shares (the "Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at a purchase price of $1.61 per share (as may be adjusted, the "Warrant Share Price"). Securities issuable upon exercise of this Agent's Warrant and the price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Agent's Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Agent's Warrant in part or transfer of this Agent's Warrant in whole or in part.

1. Exercise; Payment for Ownership Interest. The Company shall have reserved sufficient Common Stock (given all other Common Stock share reservations) to allow for the exercise of this Agent's Warrant and the securities issuable in connection herewith.

           (a) Upon the terms and subject to the conditions set forth herein, this Agent's Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and prior to 5:30 p.m., New York time, on July 31, 2007, by presentation and surrender of this Agent's Warrant to the principal offices of the Company, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of

Warrant Shares as to which this Agent's Warrant is then being exercised. Moreover, any transfer of Agent's Warrants obtained by the Holder in exercise of this Agent's Warrant is subject to the requirement that such securities be registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws or exempt from registration under such laws. The Holder of this Agent's Warrant shall be deemed to be a shareholder owning the Warrant Shares as to which this Agent's Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Agent's Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Warrant Shares as to which this Agent's Warrant is then being exercised, or by delivery to the Company of securities of the Company having a value equal to the cash purchase price for such number of Warrant Shares determined as of the date of delivery in accordance with a Cashless Exercise (as defined below).

           (b) All or any portion of the Warrant Share Price may be paid by surrendering Warrant Shares effected by presentation and surrender of this Agent's Warrant to the Company with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company, of the Holder's obligation to pay all or any portion of the aggregate Warrant Share Price in cash. In the event of a Cashless Exercise, the Holder shall exchange its Agent's Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which the Holder desires to exercise this Agent's Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Share Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, including the National Association of Securities Dealer's Over-The-Counter Bulletin Board, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("Nasdaq") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company in good faith.

           (c) If this Agent's Warrant shall be exercised in part only, the Company shall, upon surrender of this Agent's Warrant for cancellation, execute and deliver a new Agent's Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which this Agent's Warrant has not been exercised. If this Agent's Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Agent's Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Agent's Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the

Company shall in good faith decide), and (ii) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Agent's Warrant is exercised in part, pursuant to the provisions of this Agent's Warrant.

2. Adjustments. Securities issuable upon exercise of this Agent's Warrant and the Warrant Share Price shall be subject to adjustment from time to time as follows:

           2.1 Stock Dividends, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

           2.2 Rights and Distributions.

           (a) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date or less than the Exercise Price on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of
      (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents

      Outstanding (as defined below) on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on such record date and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the (x) number of Common Stock Equivalents Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). For purposes of this Section 2, "Common Stock Equivalents Outstanding" shall mean the number of shares of Common Stock that is equal to the sum of (1) all shares of Common Stock of the Company that are outstanding at the time in question, plus (2) all shares of Common Stock of the Company issuable, directly or indirectly, upon conversion of all shares of preferred stock or other stock or other securities convertible into or exchangeable, directly or indirectly, for shares of Common Stock without the payment of additional consideration ("Convertible Securities") that are outstanding at the time in question, plus (3) the number of shares equal to (i) the number of shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question less (ii) the quotient obtained by dividing (A) the product of all shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question and the then current exercise price of such options and warrants by (B) the then current market price of a share of Common Stock. Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or Convertible Securities are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Convertible Securities) actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such rights or warrants.

           (b) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in
      Section 2.1 above) or subscription rights or warrants (excluding those referred to in Section 2.1(a) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the total number of Common Stock Equivalents Outstanding multiplied by the current market price per share of Common Stock, less (y) the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of Common Stock Equivalents Outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

           2.3 Sale of Securities.

           (h) In case the Company shall hereafter issue shares of its Common Stock (excluding shares (i) issued in any of the transactions described in Section 2.1, Section 2.2(a) or Section 2.3(b), (ii) issued to shareholders of any corporation which merges with or into the Company or any subsidiary of the Company, (iii) issued in a private placement where the Offering Price (as defined below) is at least 85% of the current market price or is approved by a majority of the members of the Company's Board of Directors appointed by the Holder and the Subscribers (as defined in the Subscription Agreement), ("Commonwealth Board Designees"), (iv) issued in a bona fide public offering pursuant to a firm commitment underwriting,
      (v) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Commonwealth Board Designees,
      (vi) issued in connection with any licensing arrangement, joint venture or strategic alliance where the Offering Price is at least 85% of the current market price or is approved by a majority of the Commonwealth Board Designees, (vii) issued in connection with any agreement with any security consultant, print manufacturer or other provider of counterfeiting and diversion protection pursuant to which such person shall market, sell or license the Company's products (but only to the extent that the aggregate number of shares issuable upon exercise of the securities excluded hereby and issued after the date hereof, does not exceed 2% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (viii) issued to banks and other similar financial institutions, equipment lessors, or in similar commercial situations if approved by a majority of the Commonwealth Board Designees, (ix) issued in connection with any securities issued to investors or placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities, or (x) issued upon exercise of currently outstanding options, warrants, and other convertible securities) for a consideration per share (the "Offering Price") less than either the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made, and to the extent that shares of

      Common Stock (or securities convertible into Common Stock), expire, are cancelled or are redeemed after their issuance, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of convertible securities been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually issued.

           (i) In case the Company shall hereafter issue any securities convertible into or exercisable or exchangeable for its Common Stock (excluding (i) securities issued or issuable in transactions described in Section 2.2(a), Section 2.2(b) and Sections 2.3(a)(i) through (x), (ii) options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors, if such options would otherwise be included in this Section 2.3(b) (but only to the extent that the aggregate number of shares issuable upon exercise of the options excluded hereby and issued after the date hereof, shall not exceed 10% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance unless such excess issuances are approved by a majority of the Commonwealth Board Designees) and (iii) options, warrants, and other convertible securities outstanding as of the date hereof or upon issuance, or subsequent exercise or conversion of, or in connection with any securities issued to investors or the placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities) for a consideration per share of Common Stock (the "Exchange Price") initially payable and thereafter deliverable upon conversion, exercise or exchange of such securities (determined as provided in Section 2.3(e) below) less than the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration paid for such securities (plus the aggregate exercise price if such convertible securities are options or warrants) would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to such issuance and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion, exercise or exchange of such securities at the initial Exchange Price or
      (ii) in the event the Exchange Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made; and to the extent that shares of Common Stock are not delivered after the expiration of such securities the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of delivery of only the number of shares of Common Stock actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this
      Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such securities.

           (j) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Sections 2.1, 2.2, and 2.3(a) and (b) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect immediately prior to the adjustment and dividing the product so obtained by the as adjusted Exercise Price.

           (k) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder;

           (l) For purposes of any computation respecting consideration received pursuant to Sections 2.3(a) and (b) above, the following shall apply:

                (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Section 2.3(e)).

           (m) For the purpose of this Agent's Warrant, unless otherwise stated, the "current market price" per share of Common Stock at any date shall be deemed to be the average of the prices for thirty (30) consecutive business days immediately preceding such date determined as follows:

                (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market ("Nasdaq"), the current market value shall be the last reported sale price of the Common Stock on such exchange or market on such trading day or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market;

                (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded in the over-the-counter market, the current market value shall be the mean of the average of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for such trading day; or

                (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to such business day, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

           (n) All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 2, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

           (k) In the event that at any time, as a result of an adjustment made pursuant to Section 2.1 above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (j), inclusive above.

           (l) Subject to Section 12 hereunder, in case of any reclassification or capital reorganization, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of this Warrant shall have the right thereafter upon conversion of this Warrant in accordance with the provisions of this
      Section 2, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, consolidation, merger, sale or conveyance by a holder of the number of shares of

      Common Stock which might have been received upon conversion of this Warrant immediately prior to such reclassification, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, cash or properties as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

      2.5 Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Sections 2.1, 2.2 or 2.3 but for the manner in which such action is taken or structured, other than an action described in Sections 2.1, 2.2 or 2.3 which would in any way diminish the value of this Agent's Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

      2.6 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Agent's Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company.

      2.7 Other Notices. If at any time:

           (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property to the holders of shares of the Common Stock (including, without limitation, evidences of indebtedness and equity and debt securities); or (iii) issue securities convertible into, or rights or warrants to purchase, securities of the Company;

           (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

           (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company, (a) at least 15 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 15 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give the notice referred to herein shall not affect the validity or legality of the action which should have been the subject of the notice.

3. No Voting Rights. Except as otherwise provided herein, this Agent's Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

4. Agent's Warrant Transferable. This Agent's Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Agent's Warrant properly endorsed; provided, however, that without the prior written consent of the Company, this Agent's Warrant and all rights hereunder may be transferred only (i) to an affiliate of the initial Holder hereof or successor in interest to any such person in a transaction exempt from registration under the 1933 Act; or (ii) pursuant to the registration of this Agent's Warrant or the Warrant Shares under the 1933 Act or subsequent to one year from the date hereof under Rule 144 or other exemption from such registration.

5. Agent's Warrant Exchangeable; Loss, Theft, Destruction, Etc. This Agent's Warrant is exchangeable, upon surrender hereof by the Holder hereof at the principal offices of the Company, for new Agent's Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Agent's Warrant to represent the right to subscribe for and purchase such Warrant Shares (not to exceed the maximum aggregate Warrant Shares which may be purchased hereunder) as shall be designated by such Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Agent's Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Agent's Warrant, the Company will issue to the Holder hereof a new Agent's Warrant of like tenor, in lieu of this Agent's Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder.

6. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Agent's Warrant shall bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

7. Modifications and Waivers. The terms of the Agent's Warrant may be amended, modified or waived by written agreement of the Company and the Holder.

9. Miscellaneous. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Agent's Warrant and all substitute Agent's Warrants other than as set forth in this
Section 9. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of the Warrant Shares and the Agent's Warrants.

      The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Agent's Warrant.

10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Agent's Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Agent's Warrant.

      The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agent's Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Agent's Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2.6 hereof.

      The Company covenants that all Warrant Shares which may be issued upon exercise of this Agent's Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests other than arising through the Holder with respect to the issue thereof.

11. Registration Rights. The Company agrees to register the Warrant Shares for resale under the Securities Act on the terms and subject to the conditions set forth in Article IV of the Subscription Agreement between the Company and each of the investors in the Offering.

12. The Merger. The Offering is subject to the Company entering into the Merger Agreement to consummate the Merger. For purposes of this Warrant Agreement, references to "Common Stock" and "Warrants" shall be deemed, if applicable, to also refer to the common stock and warrants of Lil Marc received in exchange for the Common Stock and Warrants of the Company pursuant to the Merger, unless the context requires otherwise.

13. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Agent's Warrant are inserted for convenience only and do not constitute a part of this Agent's Warrant. This Agent's Warrant shall be construed and enforced in accordance with the laws of the State of New York, and the rights of the parties shall be governed by, the law of such State.

      IN WITNESS WHEREOF, the Company has caused this Agent's Warrant Certificate to be duly executed by two of its officers thereunto duly authorized as of the 31th day of July 2002.

                                    INKSURE TECHNOLOGIES INC.

                                    By:/s/ Yaron Meerfeld
                                       ------------------------------------
                                       Name:  Yaron Meerfeld
                                       Title: CEO

                                    By:/s/ Elie Housman
                                       ------------------------------------
                                       Name:  Elie Housman
                                       Title: Chairman

                                  PURCHASE FORM

                                                          Dated:__________, ____

     The undersigned hereby irrevocably elects to exercise the within Agent's Warrant to the extent of purchasing ___________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment of $____ in payment of the exercise price thereof.

                                       ----------------------------------------

                                CASHLESS EXERCISE

                                                          Dated:__________, ____

     The undersigned irrevocably elects to exercise the within Agent's Warrant for _______________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment pursuant to the Cashless Exercise provision of the within Agent's Warrant, and directs that the payment of the Warrant Share Price be made by cancellation as of the date of exercise of a portion of the within Agent's Warrant in accordance with the terms and provisions of Section 1(b) of the within Agent's Warrant.

                                       ----------------------------------------

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

      FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                         ______________________________
                         ______________________________
                         ______________________________
                     [please print or type name and address]


      _________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
_____________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
      -----------------------

X
  ---------------------------

Signature Guaranteed

-----------------------------

      THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (A BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.

THE AGENT'S WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NEITHER THIS AGENT'S WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                 AGENT'S WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                            INKSURE TECHNOLOGIES INC.

WARRANT NO. 54

      THIS CERTIFIES that, for value received, Commonwealth Associates, L.P., a New York limited partnership, or its permitted assigns registered on the books of the Company (collectively, the "Holder"), is entitled to purchase from InkSure Technologies Inc., a Delaware corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, Thirty One Thousand Fifty Six (31,056) shares (the "Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at a purchase price of $1.61 per share (as may be adjusted, the "Warrant Share Price"). Securities issuable upon exercise of this Agent's Warrant and the price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Agent's Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Agent's Warrant in part or transfer of this Agent's Warrant in whole or in part.

1. Exercise; Payment for Ownership Interest. The Company shall have reserved sufficient Common Stock (given all other Common Stock share reservations) to allow for the exercise of this Agent's Warrant and the securities issuable in connection herewith.

           (a) Upon the terms and subject to the conditions set forth herein, this Agent's Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and prior to 5:30 p.m., New York time, on September 6, 2007, by presentation and surrender of this Agent's Warrant to the principal offices of the Company, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of Warrant Shares as to which this Agent's Warrant is then being exercised. Moreover, any transfer of Agent's Warrants obtained by the Holder in exercise of this Agent's Warrant is subject to the requirement that such securities be registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws or exempt from registration under such laws. The Holder of this Agent's Warrant shall be deemed to be a shareholder owning the Warrant Shares as to which this Agent's Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Agent's Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Warrant Shares as to which this Agent's Warrant is then being exercised, or by delivery to the Company of securities of the Company having a value equal to the cash purchase price for such number of Warrant Shares determined as of the date of delivery in accordance with a Cashless Exercise (as defined below).

           (b) All or any portion of the Warrant Share Price may be paid by surrendering Warrant Shares effected by presentation and surrender of this Agent's Warrant to the Company with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company, of the Holder's obligation to pay all or any portion of the aggregate Warrant Share Price in cash. In the event of a Cashless Exercise, the Holder shall exchange its Agent's Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which the Holder desires to exercise this Agent's Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Share Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, including the National Association of Securities Dealer's Over-The-Counter Bulletin Board, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("Nasdaq") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company in good faith.

           (c) If this Agent's Warrant shall be exercised in part only, the Company shall, upon surrender of this Agent's Warrant for cancellation, execute and deliver a new Agent's Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which this Agent's Warrant has not been exercised. If this Agent's Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Agent's Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Agent's Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company shall in good faith decide), and (ii) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Agent's Warrant is exercised in part, pursuant to the provisions of this Agent's Warrant.

2. Adjustments. Securities issuable upon exercise of this Agent's Warrant and the Warrant Share Price shall be subject to adjustment from time to time as follows:

           2.1 Stock Dividends, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

           2.2 Rights and Distributions.

           (a) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date or less than the Exercise Price on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of
      (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding (as defined below) on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on such record date and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the (x) number of Common Stock Equivalents Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding on the record date mentioned below and (y) the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). For purposes of this
      Section 2, "Common Stock Equivalents Outstanding" shall mean the number of shares of Common Stock that is equal to the sum of (1) all shares of Common Stock of the Company that are outstanding at the time in question, plus (2) all shares of Common Stock of the Company issuable, directly or indirectly, upon conversion of all shares of preferred stock or other stock or other securities convertible into or exchangeable, directly or indirectly, for shares of Common Stock without the payment of additional consideration ("Convertible Securities") that are outstanding at the time in question, plus (3) the number of shares equal to (i) the number of shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question less (ii) the quotient obtained by dividing (A) the product of all shares of Common Stock of the Company issuable, directly or indirectly, upon the exercise of all options and warrants and other securities to purchase Common Stock of the Company that are exercisable and in-the-money at the time in question and the then current exercise price of such options and warrants by (B) the then current market price of a share of Common Stock. Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or Convertible Securities are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Convertible Securities) actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such rights or warrants.

           (b) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in
      Section 2.1 above) or subscription rights or warrants (excluding those referred to in Section 2.1(a) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the total number of Common Stock Equivalents Outstanding multiplied by the current market price per share of Common Stock, less (y) the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of Common Stock Equivalents Outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

           2.3 Sale of Securities.

           (o) In case the Company shall hereafter issue shares of its Common Stock (excluding shares (i) issued in any of the transactions described in Section 2.1, Section 2.2(a) or Section 2.3(b), (ii) issued to shareholders of any corporation which merges with or into the Company or any subsidiary of the Company, (iii) issued in a private placement where the Offering Price (as defined below) is at least 85% of the current market price or is approved by a majority of the members of the Company's Board of Directors appointed by the Holder and the Subscribers (as defined in the Subscription Agreement), ("Commonwealth Board Designees"), (iv) issued in a bona fide public offering pursuant to a firm commitment underwriting,
      (v) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Commonwealth Board Designees,
      (vi) issued in connection with any licensing arrangement, joint venture or strategic alliance where the Offering Price is at least 85% of the current market price or is approved by a majority of the Commonwealth Board Designees, (vii) issued in connection with any agreement with any security consultant, print manufacturer or other provider of counterfeiting and diversion protection pursuant to which such person shall market, sell or license the Company's products (but only to the extent that the aggregate number of shares issuable upon exercise of the securities excluded hereby and issued after the date hereof, does not exceed 2% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (viii) issued to banks and other similar financial institutions, equipment lessors, or in similar commercial situations if approved by a majority of the Commonwealth Board Designees, (ix) issued in connection with any securities issued to investors or placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities, or (x) issued upon exercise of currently outstanding options, warrants, and other convertible securities) for a consideration per share (the "Offering Price") less than either the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (y) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such additional shares and (z) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of Common Stock Equivalents Outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made, and to the extent that shares of

      Common Stock (or securities convertible into Common Stock), expire, are cancelled or are redeemed after their issuance, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of convertible securities been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually issued.

           (p) In case the Company shall hereafter issue any securities convertible into or exercisable or exchangeable for its Common Stock (excluding (i) securities issued or issuable in transactions described in Section 2.2(a), Section 2.2(b) and Sections 2.3(a)(i) through (x), (ii) options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors, if such options would otherwise be included in this Section 2.3(b) (but only to the extent that the aggregate number of shares issuable upon exercise of the options excluded hereby and issued after the date hereof, shall not exceed 10% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance unless such excess issuances are approved by a majority of the Commonwealth Board Designees) and (iii) options, warrants, and other convertible securities outstanding as of the date hereof or upon issuance, or subsequent exercise or conversion of, or in connection with any securities issued to investors or the placement agents and/or their designees in connection with the Offering or upon conversion or exercise of such securities) for a consideration per share of Common Stock (the "Exchange Price") initially payable and thereafter deliverable upon conversion, exercise or exchange of such securities (determined as provided in Section 2.3(e) below) less than the current market price or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration paid for such securities (plus the aggregate exercise price if such convertible securities are options or warrants) would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to such issuance and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion, exercise or exchange of such securities at the initial Exchange Price or
      (ii) in the event the Exchange Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 2.3(e) below) for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to the issuance of such securities and (y) the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made; and to the extent that shares of Common Stock are not delivered after the expiration of such securities the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of delivery of only the number of shares of Common Stock actually delivered; provided, that, no further adjustment to the Exercise Price shall be made pursuant to this
      Section 2 upon the issuance and delivery of shares of Common Stock with respect to the exercise of such securities.

           (q) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Sections 2.1, 2.2, and 2.3(a) and (b) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect immediately prior to the adjustment and dividing the product so obtained by the as adjusted Exercise Price.

           (r) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder;

           (s) For purposes of any computation respecting consideration received pursuant to Sections 2.3(a) and (b) above, the following shall apply:

                (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Section 2.3(e)).

           (t) For the purpose of this Agent's Warrant, unless otherwise stated, the "current market price" per share of Common Stock at any date shall be deemed to be the average of the prices for thirty (30) consecutive business days immediately preceding such date determined as follows:

                (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market ("Nasdaq"), the current market value shall be the last reported sale price of the Common Stock on such exchange or market on such trading day or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market;

                (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded in the over-the-counter market, the current market value shall be the mean of the average of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for such trading day; or

                (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to such business day, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

           (u) All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 2, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

           (k) In the event that at any time, as a result of an adjustment made pursuant to Section 2.1 above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (j), inclusive above.

           (l) Subject to Section 12 hereunder, in case of any reclassification or capital reorganization, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of this Warrant shall have the right thereafter upon conversion of this Warrant in accordance with the provisions of this
      Section 2, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, consolidation, merger, sale or conveyance by a holder of the number of shares of

      Common Stock which might have been received upon conversion of this Warrant immediately prior to such reclassification, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, cash or properties as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

      2.5 Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Sections 2.1, 2.2 or 2.3 but for the manner in which such action is taken or structured, other than an action described in Sections 2.1, 2.2 or 2.3 which would in any way diminish the value of this Agent's Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

      2.6 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Agent's Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company.

      2.7 Other Notices. If at any time:

           (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property to the holders of shares of the Common Stock (including, without limitation, evidences of indebtedness and equity and debt securities); or (iii) issue securities convertible into, or rights or warrants to purchase, securities of the Company;

           (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

           (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Agent's Warrant at the address of such Holder as shown on the books of the Company, (a) at least 15 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 15 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give the notice referred to herein shall not affect the validity or legality of the action which should have been the subject of the notice.

3. No Voting Rights. Except as otherwise provided herein, this Agent's Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

4. Agent's Warrant Transferable. This Agent's Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Agent's Warrant properly endorsed; provided, however, that without the prior written consent of the Company, this Agent's Warrant and all rights hereunder may be transferred only (i) to an affiliate of the initial Holder hereof or successor in interest to any such person in a transaction exempt from registration under the 1933 Act; or (ii) pursuant to the registration of this Agent's Warrant or the Warrant Shares under the 1933 Act or subsequent to one year from the date hereof under Rule 144 or other exemption from such registration.

5. Agent's Warrant Exchangeable; Loss, Theft, Destruction, Etc. This Agent's Warrant is exchangeable, upon surrender hereof by the Holder hereof at the principal offices of the Company, for new Agent's Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Agent's Warrant to represent the right to subscribe for and purchase such Warrant Shares (not to exceed the maximum aggregate Warrant Shares which may be purchased hereunder) as shall be designated by such Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Agent's Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Agent's Warrant, the Company will issue to the Holder hereof a new Agent's Warrant of like tenor, in lieu of this Agent's Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder.

6. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Agent's Warrant shall bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

7. Modifications and Waivers. The terms of the Agent's Warrant may be amended, modified or waived by written agreement of the Company and the Holder.

9. Miscellaneous. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Agent's Warrant and all substitute Agent's Warrants other than as set forth in this
Section 9. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of the Warrant Shares and the Agent's Warrants.

      The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Agent's Warrant.

10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Agent's Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Agent's Warrant.

      The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agent's Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Agent's Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2.6 hereof.

      The Company covenants that all Warrant Shares which may be issued upon exercise of this Agent's Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests other than arising through the Holder with respect to the issue thereof.

11. Registration Rights. The Company agrees to register the Warrant Shares for resale under the Securities Act on the terms and subject to the conditions set forth in Article IV of the Subscription Agreement between the Company and each of the investors in the Offering.

12. The Merger. The Offering is subject to the Company entering into the Merger Agreement to consummate the Merger. For purposes of this Warrant Agreement, references to "Common Stock" and "Warrants" shall be deemed, if applicable, to also refer to the common stock and warrants of Lil Marc received in exchange for the Common Stock and Warrants of the Company pursuant to the Merger, unless the context requires otherwise.

13. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Agent's Warrant are inserted for convenience only and do not constitute a part of this Agent's Warrant. This Agent's Warrant shall be construed and enforced in accordance with the laws of the State of New York, and the rights of the parties shall be governed by, the law of such State.

      IN WITNESS WHEREOF, the Company has caused this Agent's Warrant Certificate to be duly executed by two of its officers thereunto duly authorized as of the 6th day of September 2002.

                                    INKSURE TECHNOLOGIES INC.

                                    By:/s/ Yaron Meerfeld
                                       -----------------------------------
                                    Name:  Yaron Meerfeld
                                    Title: CEO

                                    By:/s/ Elie Housman
                                       -----------------------------------
                                    Name:  Elie Housman
                                    Title: Chairman

                                  PURCHASE FORM

                                                          Dated:__________, ____

     The undersigned hereby irrevocably elects to exercise the within Agent's Warrant to the extent of purchasing ________________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment of $____ in payment of the exercise price thereof.


                                    -----------------------------------------

                                CASHLESS EXERCISE

                                                          Dated:__________, ____

     The undersigned irrevocably elects to exercise the within Agent's Warrant for ______________ Warrant Shares (as such Warrant Shares have been adjusted to date) and hereby makes payment pursuant to the Cashless Exercise provision of the within Agent's Warrant, and directs that the payment of the Warrant Share Price be made by cancellation as of the date of exercise of a portion of the within Agent's Warrant in accordance with the terms and provisions of Section 1(b) of the within Agent's Warrant.


                                    -----------------------------------------

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

      FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                         ______________________________
                         ______________________________
                         ______________________________
                     [please print or type name and address]


      _________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
_____________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
      ----------------------------

X
 ---------------------------------

Signature Guaranteed

----------------------------------

      THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (A BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.